Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

AMENDMENT #4

TO

Professional Services Agreement

This Amendment Number 4 (“Amendment Number 4”) shall amend the Professional Services Agreement dated July 26, 2007, as amended (“Agreement”), and the Program Description set forth in Exhibit A to the Agreement, by and between SupportSoft, Inc., a Delaware corporation having its principal place of business at 1900 Seaport Boulevard, Redwood City, CA 94063 (“SupportSoft”), and Office Depot, Inc., a Delaware corporation having its principal place of business at 6600 Military Trail, Boca Raton, FL 33496 (“Office Depot”). This Amendment Number 4 shall be effective as of the later date of signature below (“Effective Date”).

Capitalized terms not otherwise defined herein shall have the meanings defined for them in the Agreement.

Amendment

Modifications to Office Depot Remote Service Program Description

1.	Consignment Payment Status. Effective Sunday June 14, 2009, Office Depot will change the payment process for all Services and Subscriptions ordered through SDMS and transacted through the in-store point of sale system (collectively, “Consignment Orders”) to its standard consignment process, as further described herein. Under this standard process, Office Depot shall supply a daily report to SupportSoft, containing the data collected by Office Depot’s point of sale system (the “POS Data”). Office Depot shall indicate on each such report the time zone applicable to the POS Data. On a weekly basis, Office Depot will remit payment to SupportSoft for every Consignment Order transacted during each retail week. The parties acknowledge and agree that the Office Depot retail week, as referenced herein, starts on Sunday and ends with the close of business on the following Saturday. Each such weekly payment for the week’s Consignment Orders shall be referred to as a “Consignment Payment”. Each Consignment Payment will be due to SupportSoft net 30 days from the Saturday that marks the end of the corresponding retail week.

(a)	Per the terms of the Agreement, Office Depot will remain responsible for paying SupportSoft for all services delivered, as defined by incident based services marked as “completed” in the SDMS system and by subscription services activated in the SDMS system (collectively, “Delivered Services”). The parties acknowledge that Office Depot retains the obligation to pay for these Delivered Services even if they do not appear in the POS Data. As set forth in the Agreement, Office Depot shall pay SupportSoft monthly for all Delivered Services for that month, to the extent that the Fees for such Delivered Services are not reflected in the Consignment Payments.

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(b)	The parties agree and acknowledge that ***. As such, SupportSoft will *** according to the following terms ***:

(i)	Together with each Consignment Payment, Office Depot will provide its standard consignment summary report (the “Summary Report”). SupportSoft will *** provided by Office Depot. In the event that there are *** Office Depot shall, ***.

(ii)	Each calendar month, SupportSoft will ***.

(iii)	In instances where *** SupportSoft will ***.

(iv)	In instances where *** SupportSoft will identify ***.

(v)	Office Depot hereby authorizes SupportSoft ***.

(vi)	SupportSoft will provide ***.

(vii)	Notwithstanding anything to the contrary set forth herein, the parties acknowledge and agree that all *** will remain subject to the *** terms defined in the Agreement, without modification.

2.	Promotional Activities Incremental to the PSF Agreement. From time to time, the parties may engage in training, promotional and/or marketing activities that are incremental to the scope of the PSF Agreement detailed in the Agreement and associated Amendments (“Incremental Marketing Activities”). Incremental Marketing Activites will be mutually agreed upon in writing. Office Depot will submit its standard Request for Vendor Funding Agreement, detailing the nature of the incremental activity, period/date range over which this activity will occur, cost per unit billed, number of units, and total cost. SupportSoft must approve the Incremental Marketing Activity request via email in order for the activity to be authorized. Once an Incremental Marketing Activity has been completed, Office Depot shall invoice SupportSoft for the balance due. SupportSoft shall pay these invoices net 30 days.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

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3.	Effect of Amendment. Except as expressly set forth herein, all terms and conditions set forth in the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment Number 4 to be executed by their duly authorized representatives.

SupportSoft, Inc.	Office Depot, Inc.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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